UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LUMINEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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ATTN: KENDEL MARTIN LUMINEX CORPORATION 12212 TECHNOLOGY BLVD. AUSTIN,TX 78727
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	o	o	o

1.	Election of Directors Nominees

01	Patrick J. Balthrop, Sr.	02 G. Walter Loewenbaum II	03 Edward A. Ogunro, Ph.D.	04 Kevin M. McNamara

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.					For	Against	Abstain

2	Advisory vote to approve named executive officer compensation				o	o	o

3	Approval of the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan				o	o	o

4	Approval of the Luminex Corporation Employee Stock Purchase Plan				o	o	o

5	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2012				o	o	o

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No

Please indicate if you plan to attend this meeting	o	o

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

REVOCABLE PROXY LUMINEX CORPORATION THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2012
The undersigned hereby appoints Harriss T. Currie and David S. Reiter, or either of them, or any successors in their respective positions, as proxies with full power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse side, all the shares of common stock of Luminex Corporation (the "Company") held of record by the undersigned as of March 19, 2012 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the company's corporate headquarters located at 12212 Technology Boulevard, Austin, Texas 78727 on Thursday, May 17, 2012 at 10:00 a.m. local time, or at any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote:

•   FOR the Class III Director nominees named in the proxy statement;
•   FOR the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in the proxy statement;
•   FOR the approval of the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan;
•   FOR the approval of the Luminex Corporation Employee Stock Purchase Plan; and
•   FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2012.

If the form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications, if any, made by the stockholder and, if specifications are not made, will be voted FOR the election of the Class III Director nominees named in the proxy statement to the Company's Board of Directors, FOR the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in the proxy statement, FOR the approval of the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan, FOR the approval of the Luminex Corporation Employee Stock Purchase Plan and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2012.

Continued and to be signed on reverse side